UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Asia Equity Exchange Group, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit B, 5/F, CKK Commercial Centre

289 Hennessy Road, Wanchai, Hong Kong

(Address of principal executive offices) (Zip Code)

+852-2845 2281

Company’s telephone number, including area code

Room 2101, 21/F, Sino Plaza

255-257 Gloucester Road

Causeway Bay, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Resignation of Previous Independent Registered Public Accounting Firm.

(i)	On June 30, 2016, Asia Equity Exchange Group, Inc. (the “Company”) dismissed Anthony Kam & Associates Limited, CPA (“AKAM”) as the independent registered public accounting firm of the Company, effective immediately. The dismissal of AKAM was approved by the Company’s Board of Directors.

(ii)	AKAM’s report on the Company’s financial statements as of and for the fiscal years ended September 30, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained a going concern qualification as to the Company’s ability to continue.

(iii)	During the Company’s two most recent fiscal years ended September 30, 2015 and 2014 and during the subsequent interim period through June 30, 2016, (a) there were no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AKAM, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)	On July 1, 2016, the Company provided AKAM with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 30, 2016, concurrent with the dismissal of AKAM, the Company, upon the Board of Directors’ approval, engaged Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended September 30, 2015 and 2014 and during the subsequent interim period through June 30, 2016, the Company did not consult Crowe Horwath with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16.1	Letter of Anthony Kam & Associates Limited, CPA dated July 4, 2016 to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Equity Exchange Group, Inc.

Dated: July 6, 2016	By:	/s/ Jun Liu
Jun Liu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Anthony Kam & Associates Limited, CPA dated July 4, 2016 to the U.S. Securities and Exchange Commission.